UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2014

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.08.  Shareholder Director Nominations.

On January 27, 2014, the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of Accuride Corporation (the “Company”) authorized the Company to establish April 24, 2014 as the date of the Company’s annual meeting of stockholders (the “Annual Meeting”).  The Committee also authorized the Company to establish March 5, 2014 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

Because the Annual Meeting will be held more than 30 days prior to the one-year anniversary of the 2013 annual meeting of stockholders, pursuant to the Company’s bylaws, any qualified stockholder proposal or qualified stockholder nomination is due to the Company no later than February 10, 2014.  The Company currently intends to make its proxy material available beginning on or about March 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Dated: January 31, 2014	/s/ STEPHEN A. MARTIN
Stephen A. Martin
Senior Vice President / General Counsel